EXHIBIT 10.2

                   EP HOLDING COMPANY, INC.

                     Employment Agreement
                     --------------------

          EMPLOYMENT AGREEMENT is made this 30th day of November, 1983, between EP HOLDING COMPANY, INC., an Oregon corporation (the "Company"), and HERMAN GOLDBERG (the
"Employee").

     1.   Employment, Duties and Acceptance.
          ---------------------------------

          1.1 The Company hereby employs the Employee for the "term" (as hereinafter defined), to render, during 80 percent of his working time, services to the Company as Chairman of the Board, President and Chief Executive Officer of the Company, and in connection therewith, to perform such duties commensurate with such office as he shall reasonably be directed by the Board of Directors of the Company to perform.

          1.2 The Employee hereby accepts such employment and agrees to render the services described above. The Employee further agrees to accept election and to serve during all or any part of the Term as an officer or director of the Company and of any subsidiary or affiliate of the Company, without any compensation therefor other than that specified in this Agreement, if elected to any such position by the shareholders or by the Board of Directors of the Company or of any subsidiary or affiliate, as the case may be.

          1.3 The duties to be performed by the Employee hereunder shall be performed primarily at the office of the Company in Portland, Oregon, subject to reasonable travel requirements on behalf of the Company.

          1.4 The Employee shall be entitled to such period of vacation as is provided from time to time to other senior executives of the Company.

     2.   Term of Employment.
          ------------------

          The Term of the Employee's employment under this Agreement (the "Term") shall commence on December 1, 1983, and shall continue until November 30, 1988, unless terminated pursuant to Article 4 of this Agreement.

     3.   Compensation.
          ------------

          3.1 As compensation for the services to be rendered pursuant to this Agreement, the Company agrees to pay the Employee, during the Term, a salary at the following annual rates:

                    Period                   Annual Salary
                    ------                   -------------

          From December 1, 1983
               through November 30, 1984        $48,000
          From December 1, 1984
               through November 30, 1985        $54,000
          From December 1, 1985
               through November 30, 1988        $60,000

The salary shall be payable in equal monthly installments, less such deductions or amounts to be withheld as shall be required by applicable law and regulations.

          3.2 The Company shall pay or reimburse the Employee for all reasonable expenses actually incurred or paid by him during the Term in the performance of his services under this Agreement, upon presentation of expense statements or vouchers or such other supporting information as it may require. The Company shall also arrange for the issuance of Company gasoline credit cards to the Employee for the expenses of obtaining gasoline for his automobile.
          3.3 Nothing herein contained shall be construed to prevent the Company from increasing the Employee's salary hereunder during the Term or from paying bonuses to him, in the discretion of the Board of Directors of the Company.

          3.4 The Employee shall be entitled to all rights and benefits for which he shall be eligible under any stock option plan; bonus, participation or extra compensation plan; pension; group life, medical and accident insurance; or other so-called "fringe" benefits which the Company may, in its sole discretion, provide for him or for its employees generally.

          3.5 The provisions of this Agreement relating to compensation to be paid to the Employee shall be subject to and limited by any applicable provision of law or regulation which may from time to time restrict or limit the compensation to be paid hereunder.

     4.   Termination.
          -----------

          4.1 The Company may terminate the Term of this Agreement, without cause, on sixty (60) days' prior written notice. If the Company so terminates, the Employee shall be entitled to the compensation provided herein for the remainder of the Term.

          4.2 The Company may terminate the Term of this Agreement, with cause, on sixty (60) days' prior written notice. If the Company so terminates, the Employee shall be entitled to the compensation provided herein up to the date of termination.

          4.3 "Cause" is defined as conduct indicating unworthy or illegal or fraudulent motives, or incompetence.

          4.4 Without cause, the Employee may terminate the Term of this Agreement upon sixty (60) days' prior written notice to the Company. The

Employee shall continue to render his services until the effective date of termination and shall be paid his regular base salary up to the date of termination.

     5.   Indemnification.
          ---------------

          The Company will indemnify the Employee, to the maximum extent permitted by applicable law, against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be a party by reason of his being an officer, director or employee of the Company or of any subsidiary or affiliate of the Company. Nothing contained in this Agreement shall limit or preclude any other rights which the Employee shall otherwise have to indemnification from the Company or under insurance policies of indemnification maintained by the Company.

     6.   Notices.
          -------

          All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered or certified mail (notices sent by telegram or mailed shall be deemed to have been given on the date sent), as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

If to the Company, to:        EP Holding Company, Inc.
                              11802 S.E. Stark
                              Portland, Oregon  97216

If to the Employee to:        Herman Goldberg
                              3800 S.W. Cedar Hills Boulevard
                              Beaverton, Oregon  97005
     7.   General.
          -------

          7.1  This Agreement shall be governed by and
construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and to be performed entirely in Oregon.

          7.2 The article and section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          7.3 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof. No representation, promise or inducement has been made by either party that is not embodied in this Agreement, and neither party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.

          7.4 This Agreement, and the Employee's rights and obligations hereunder, may not be assigned by the Employee.
The Company may assign its rights, together with its obligations, hereunder in connection with any sale, transfer or other disposition of all or substantially all of its business or assets; in any event the obligations of the Company hereunder shall be binding on its successors or assigns, whether by merger, consolidation or acquisition of all or substantially all of its business or assets.

          7.5 This Agreement may be amended, modified, superseded, cancelled, renewed or extended and the terms or covenants hereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          7.6 If suit or action is instituted to enforce any of the terms of this Agreement, or if any appeal is taken from any decision rendered thereunder, the prevailing party shall be entitled to recover from the other parties such sum as the court may adjudge reasonable for legal fees in connection with such suit or action, or appeal therefrom, in addition to all other sums provided by law.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              EP HOLDING COMPANY, INC.

                              By HERMAN GOLDBERG
                                 ----------------------------
                              Title Chairman of the Board
                                    -------------------------

                              HERMAN GOLDBERG
                              -------------------------------
                              Herman Goldberg

               AMENDMENT TO EMPLOYMENT AGREEMENT


Parties
- -------

Elmer's Restaurants, Inc.
(formerly known as EP Holding Company, Inc.)          "Company"

Herman Goldberg                                      "Employee"

Recitals
- --------

     1.   The Company and Employee are parties to an Employment
Agreement dated November 30, 1983 (the "Employment Agreement").

     2. The parties desire to amend certain provisions of the Employment Agreement.

Agreement
- ---------

          In consideration of the mutual promises set forth herein, the Company and the Employee agree to amend the Employment Agreement as follows:

     1. Section 1.1 of the Employment Agreement is amended to read as follows:

               "1.1 The Company hereby employs the
          Employee for the "term" (as hereinafter
          defined), to render, on a full-time basis, services to the Company as Chairman of the Board, President and Chief Executive
          Officer of the Company, and in connection therewith, to perform such duties commensurate with such office as he shall reasonably be directed by the Board of Directors of the Company to perform."

     2. Section 2 of the Employment Agreement is amended to read as follows:

               "2.  Term of Employment
                    ------------------
               The Term of the Employee's employment
          under this Agreement (the "Term") shall
          commence on December 1, 1983, and shall
          continue until May 30, 1992, unless
          terminated pursuant to Article 4 of this Agreement."

     3. Section 3.1 of the Employment Agreement is amended to read as follows:

               "3.1 As compensation for the services
          to be rendered pursuant to this Agreement, the Company agrees to pay the Employee, during the remaining Term, a salary at the annual rate of $80,000."

     4. In all other respects the Employment Agreement shall remain in full force and effect.

     5. This Amendment, including the increase in salary, shall be effective as of May 30, 1986.

DATED:  May 30, 1986

                              ELMER'S RESTAURANTS, INC.

                              By HERMAN GOLDBERG
                                 ----------------------------
                              Title President
                                    -------------------------

                              HERMAN GOLDBERG
                              -------------------------------
                              Herman Goldberg

           SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


Parties
- -------

ELMER'S RESTAURANTS, INC.                             "Company"

HERMAN GOLDBERG                                      "Employee"

Recitals
- --------

     1.   The Company and Employee are parties to an Employment
Agreement dated November 30, 1983, as amended by that certain
Amendment to Employment Agreement dated May 30, 1986 (the
"Employment Agreement").

     2. The parties desire to amend certain provisions of the Employment Agreement.

Agreement
- ---------

          In consideration of the mutual promises set forth herein, the Company and the Employee agree to amend the Employment Agreement as follows:

     1. Section 2 of the Employment Agreement is amended to read as follows:

               "2.  Term of Employment
                    ------------------
               "The Term of the Employee's employment
          under this Agreement (the "Term") shall
          commence on December 1, 1983, and shall
          continue until May 30, 1994, unless
          terminated pursuant to Article 4 of this Agreement."

     2. Section 3.1 of the Employment Agreement is amended to read as follows:

               "3.1 As compensation for the services
          to be rendered pursuant to this Agreement, the Company agrees to pay the Employee, during the remaining Term, a salary at the annual rate of $95,000."

     3. In all other respects the Employment Agreement shall remain in full force and effect.

          This Amendment, including the increase in salary, is dated and shall be effective as of April 1, 1988.

                              ELMER'S RESTAURANTS, INC.

                              By HERMAN GOLDBERG
                                 ----------------------------
                              Title President
                                    -------------------------

                              HERMAN GOLDBERG
                              -------------------------------
                              Herman Goldberg

            THIRD AMENDMENT TO EMPLOYMENT AGREEMENT


Parties
- -------

ELMER'S RESTAURANTS, INC.                             "Company"

HERMAN GOLDBERG                                      "Employee"

Recitals
- --------

     1. The Company and the Employee are parties to an Employment Agreement dated November 30, 1983, as amended by those certain Amendments to Employment Agreement dated May 30,
1986 and April 1, 1988 (the "Employment Agreement").

     2. The parties desire to amend certain provisions of the Employment Agreement.

Agreement
- ---------

          In consideration of the mutual promises set forth herein, the Company and the Employee agree to amend the Employment Agreement as follows:

     1. Section 2 of the Employment Agreement is amended to read as follows:

               "2.  Term of Employment
                    ------------------
               "The Term of the Employee's employment
          under this Agreement (the "Term") shall
          commence on December 1, 1983, and shall
          continue until May 30, 1996, unless
          terminated pursuant to Section 4 of this Agreement."

     2. Section 4 of the Employment Agreement is amended to include a new Section 4.5, which shall read as follows:

               "4.5 If the Employee is unable to
          perform the duties required hereunder
          because he dies or becomes "permanently and totally disabled" (as defined in Section
          22(e) of the Internal Revenue Code of 1986, and amendments thereto), and this Agreement has not otherwise been terminated pursuant to Sections 4.1, 4.2 or 4.4 hereof, the Employee, his personal representative or estate, as the case may be, shall continue to receive the regular base salary as specified in Section 3.1 until the later of
          (i) two years after the date of such death or disability or (ii) May 30, 1996."

     3. In all other respects the Employment Agreement shall remain in full force and effect.

          This Amendment is dated and shall be effective as of July 11, 1991.

                                   ELMER'S RESTAURANTS, INC.

                                   By PAUL WELCH
                                      -----------------------
                                      Paul Welch, Secretary


                                   HERMAN GOLDBERG
                                   --------------------------
                                   Herman Goldberg

           FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT


DATED:    July 14, 1994

BETWEEN:  ELMER'S RESTAURANTS, INC.,                  "Company"
             an Oregon corporation

AND:      HERMAN GOLDBERG                            "Employee"


                           Recitals

     1. The Company and the Employee are parties to an Employment Agreement dated November 30, 1983, as amended by those certain Amendments to Employment Agreement dated May 30,
1986; April 1, 1988; and July 11, 1991 (the "Employment
Agreement").

     2. Anita Goldberg is the wife of the Employee and is also an employee of the Company.

     3. The parties desire to amend certain provisions of the Employment Agreement.

                           Agreement

          In consideration of the mutual promises set forth herein, the Company and Employee agree to amend the Employment
Agreement as follows:

     1. Section 2 of the Employment Agreement is amended to read as follows:

               "2.  Term of Employment
                    ------------------
               "The Term of the Employee's employment
          under this Agreement (the "Term") shall commence on December 1983 and shall continue until May 30, 1999, unless terminated pursuant to Section 4 of this Agreement."

     2. Section 4.5 of the Employment Agreement is amended to read as follows:

               "4.5 If the Employee is unable to
          perform the duties required hereunder
          because he dies or becomes "permanently and totally disabled" (as defined in
          Section 22(e) of the Internal Revenue Code of 1986, and amendments thereto) and this Agreement has not otherwise been terminated pursuant to Sections 4.1, 4.2 or 4.4 hereof, the Employee, his personal representative or estate, as the case may be, shall continue to receive the regular base salary as specified in Section 3.1 until the earlier of (i) two years after the date of such death or disability or
          (ii) May 30, 1999; provided that any
          amounts otherwise payable pursuant to this
          Section 4.5 shall be reduced by the amount of any cash compensation payable by the Company to Anita Goldberg, in her capacity as an employee, for such period."

     3. In all other respects the Employment Agreement shall remain in full force and effect.

          This Agreement is dated and shall be effective as of July 14, 1994.

                              ELMER'S RESTAURANTS, INC.


                              By PAUL WELCH
                                 ----------------------------
                                 Paul Welch, Secretary


                              HERMAN GOLDBERG
                              -------------------------------
                              Herman Goldberg